Exhibit 10.1

[***]CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

Qnexa OB-305 TASK ORDER

MEDPACE Task Order Number: 06

MEDPACE Project Number: VOB305

This Task Order, dated December 15, 2008, is between Medpace, Inc. (“MEDPACE”), and VIVUS, Inc. (“VIVUS”).

RECITALS:

WHEREAS, MEDPACE and VIVUS have entered into that certain Master Services Agreement dated September 12, 2007 (the “Master Services Agreement”); and

WHEREAS, pursuant to the Master Services Agreement, MEDPACE has agreed to perform certain Services in accordance with Task Orders from time to time entered into by the Parties and VIVUS and MEDPACE now desire to enter into such a Task Order; and

WHEREAS, MEDPACE and VIVUS desire that MEDPACE provide certain services with respect to phase 3, double blind, placebo controlled multicenter extension study (from study OB-303) to determine the safety and efficacy of VI-0521 for the long-term treatment of obesity in adults with obesity-related co-morbid conditions (the “Study”) for the study of the product VI-0521 (“Study Product”) as set out in the Protocol Number: OB-305, which is attached hereto as Appendix 1;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

1.                                       Scope of Work:  MEDPACE shall perform the services described in the Scope of Work, attached hereto as Appendix 2, in accordance with the Project Schedule, attached hereto as Appendix 3 and any other documents attached to and specifically referenced in this Task Order (“Services”)

2.                                       Compensation:  For performance of these Services, VIVUS shall pay to MEDPACE an amount equal to the Project Budget set forth in Appendix 4, which amount shall be payable pursuant to the Payment Schedule set forth in Appendix 5.

3.                                       Transfer of Obligations:  Sponsor Obligations transferred to MEDPACE by VIVUS (consistent with the regulations set forth in 21 C.F.R. Section 312, Subpart D) are identified in Appendix 6.

4.                                       MSA. The provisions of the Master Services Agreement are hereby expressly incorporated by reference into and made a part of this Task Order.

IN WITNESS WHEREOF, the Parties have hereunto signed this Task Order effective as of the day and year first written above.

MEDPACE, INC.

Signature:	/s/ John Wynne

By:
(Print Name)
Title:

Date:

SPONSOR

Signature:	/s/ Timothy Morris

By:
(Print Name)
Title:

Date:

List of Appendices:

Appendix 1:  Protocol

Appendix 2:  Scope of Work

Appendix 3:  Project Schedule

Appendix 4:  Project Budget

Appendix 5:  Payment Schedule

Appendix 6:  Transfer of Obligations

2

CLINICAL PROTOCOL

A PHASE 3, DOUBLE-BLIND, PLACEBO-CONTROLLED, MULTICENTER EXTENSION STUDY (FROM STUDY OB-303) TO DETERMINE THE SAFETY AND EFFICACY OF VI-0521 FOR THE LONG-TERM TREATMENT OF OBESITY IN ADULTS WITH OBESITY-RELATED CO-MORBID CONDITIONS

Compound:	VI-0521

Compound Name (if applicable):	Phentermine hydrochloride plus topiramate

US IND Number (if applicable):	[***]

Protocol Number:	OB-305

Phase:	3

Medical Monitor:	[***]

Sponsor:	VIVUS, Inc. 1172 Castro St. Mountain View, CA 94040 Tel: (650) 934-5200 Fax: (650) 934-5209

Version and Date:	[***]

This document contains confidential information belonging to VIVUS, Inc. Except as otherwise agreed to in writing, by accepting or reviewing this document, you agree to hold this information in confidence and not copy or disclose it to others (except where required by applicable law) or use it for unauthorized purposes. In the event of any actual or suspected breach of this obligation, VIVUS, Inc. must be promptly notified.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

INTERNAL PROTOCOL APPROVAL

Protocol Number: OB-305

Title: A Phase 3, Double-Blind, Placebo-Controlled, Multicenter Extension Study (from Study OB-303) to Determine the Safety and Efficacy of VI-0521 for the Long-Term Treatment of Obesity in Adults with Obesity-Related Co-Morbid Conditions

The signature below documents that the reviewer has read and approved the attached protocol.

	Signature	Date

Author: Craig Peterson Sr. Director, Clinical Research

Wesley Day, PhD VP, Clinical Development

Jacqueline Dombroski, PhD Sr. Director, Regulatory Affairs

Ted Broman Sr. Director, Pharmaceutical Development

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

PRINCIPAL INVESTIGATOR SIGNATURE

Protocol Number: OB-305

Title: A Phase 3, Double-Blind, Placebo-Controlled, Multicenter Extension Study (from Study OB-303) to Determine the Safety and Efficacy of VI-0521 for the Long-Term Treatment of Obesity in Adults with Obesity-Related Co-Morbid Conditions

The signature below indicates that the principal investigator has read and understands the protocol and agrees to conduct the study in accordance with the protocol, applicable guidelines for Good Clinical Practice, the Declaration of Helsinki, and all applicable regulatory guidelines and requirements. Please return one copy of this executed page to VIVUS, Inc.

Printed Name:

Signature:	Date:

Facility Name:

Address:

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

PROTOCOL SYNOPSIS

Rationale:

Obesity leads to the development of co-morbidities such as hypertension, type 2 diabetes, dyslipidemia, coronary artery disease, and stroke. Weight reduction in obese individuals has been shown to delay or prevent the onset of these co-morbidities, or even reverse the damage caused by these co-morbidities. Diet, exercise, and behavior modification therapy can be effective short-term treatments; however, many people experience difficulty in achieving and maintaining weight reduction without pharmacotherapy. VI-0521 is an investigational weight loss therapy that is a new combination of two currently approved drugs, phentermine and topiramate. This novel combination treatment may provide a safe and effective option for the achievement and long-term maintenance of weight loss in obese adults.

Objectives:

The objectives of this study are to evaluate the long-term efficacy and safety of VI-0521 compared to placebo for the treatment of overweight and obesity in adults who have completed study OB-303 at selected study sites.

Study Design:

In this double-blind, placebo-controlled, extension study, subjects who have completed study OB-303 will be evaluated for an additional year. [***].

Subjects will return [***] for clinic assessments. [***]. Subjects who discontinue treatment during the study [***].

Study Subjects:

The study population will include up to 1000 adults who have completed study OB-303 on treatment with a body mass index [***], and who have not developed conditions that would contraindicate the administration of study medication or prevent continued compliance with protocol requirements. These subjects will be recruited from [***].

Efficacy Endpoints:

The primary efficacy endpoints are weight loss and percent weight loss from the start of treatment in study OB-303 at monthly time points during the second year of treatment.

Secondary efficacy endpoints are the following:

•                  Percentages of subjects who achieve reductions in total body weight from study OB-303 baseline of at least 5% and 10% and

•                  Change from study OB-303 baseline in waist circumference.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Other efficacy endpoints are the following:

•                  Change from study OB-303 baseline in Framingham risk score;

•                  Percent changes from study OB-303 baseline in low-density lipoprotein cholesterol (LDL-C), high-density lipoprotein cholesterol (HDL-C), total cholesterol (TC), and triglycerides (TG);

•                  Changes from study OB-303 baseline in hemoglobin A1c (HbA1c), fasting blood glucose, and fasting insulin;

•                  Changes from study OB-303 baseline in systolic blood pressure (SBP) and diastolic blood pressure (DBP);

•                  Time to onset of type 2 diabetes (in subjects without a diagnosis of diabetes at entry into study OB-303); and

•                  Changes from the start of study OB-305 (Week 56) to the completion of study OB-305 (Week 108) in primary and secondary efficacy endpoints.

Subgroup analyses, including but not limited to analysis by disease status, gender, age, and race, may be performed.

Safety Endpoints:

Safety will be assessed by an evaluation of adverse events, including [***] and [***]; and [***]. In addition to [***], [***];[***] and [***].

[***] will be reviewed by [***] to determine which events [***].

Statistical Methods:

All subjects who receive one or more doses of study medication in this extension study and have at least one post-treatment efficacy measurement will be included in the efficacy analyses.

Percent weight loss will be compared between treatment groups using an analysis of [***]. Percentage of subjects with [***] weight loss will be compared between treatment groups [***]. The [***] will be employed [***].

The [***] that is planned for the [***],[***],and [***].

Time to [***] will be compared between treatment groups [***] will be derived from a [***].

[***] will be defined by any of the following [***]:

•                  [***] or

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

•                  [***].

The [***] will be determined for each treatment group. [***] and [***] will be derived.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

TABLE OF CONTENTS

INTERNAL PROTOCOL APPROVAL	2
PRINCIPAL INVESTIGATOR SIGNATURE	3
PROTOCOL SYNOPSIS	4
1. INTRODUCTION	12
1.1. Background	12
1.2. Rationale	13
2. STUDY OBJECTIVES	13
3. STUDY DESIGN	13
4. SUBJECT SELECTION	14
4.1. Inclusion Criteria	14
4.2. Exclusion Criteria	15
4.3. Life Style Guidelines	15
5. STUDY TREATMENTS	15
5.1. Allocation to Treatment	15
5.2. Breaking the Blind	16
5.3. Drug Supplies	16
5.3.1. Formulation and Packaging	16
5.3.2. Preparation and Dispensing	16
5.3.3. Administration	17
5.3.4. [***]	17
5.3.5. Compliance	17
5.4. Drug Storage and Drug Accountability	17
5.5. Concomitant Medications	18
5.5.1. Excluded Medications	18
5.5.2. Other Restricted Medications	18
5.5.3. Documentation of Concomitant Medication Use	18
5.6. Treatment of Diabetes	18
5.7. Treatment of [***]	19
5.8. Treatment of [***]	19

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

6. STUDY PROCEDURES	19
6.1. Screening (Visit 1)	19
6.2. Treatment (Visits 2 to 13)	20
6.3. End of Treatment (Visit 14 or Early Termination)	20
6.4. Study Period	21
6.5. Subject Withdrawal	21
7. ASSESSMENTS	22
7.1. Weight Assessment and Waist Circumference Measurement	22
7.1.1. Weight Assessment	22
7.1.2. Waist Circumference Measurement	23
7.2. Vital Signs	23
7.3. Questionnaires	24
7.3.1. [***]	24
7.3.2. [***]	24
7.4. [***]	24
7.5. Laboratory Tests	24
7.5.1. Blood Chemistry	24
7.5.2. Hematology	25
7.5.3. Urinalysis	25
7.5.4. Hemoglobin A1c	25
7.5.5. Oral Glucose Tolerance Test	25
7.5.6. Urine Pregnancy Test	25
7.6. Physical Examination	25
7.7. Electrocardiogram	26
7.8. Framingham Risk Score	26
7.9. [***]	26
8. ADVERSE EVENT REPORTING	26
8.1. Adverse Events	26
8.1.1. Severity Assessment	27
8.1.2. Causality Assessment	27

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

8.1.3. Abnormal Test Findings	27
8.2. Serious Adverse Events	28
8.2.1. Definition of Hospitalization	28
8.3. Eliciting Adverse Event Information	29
8.3.1. [***]	29
8.3.2. [***]	29
8.3.3. [***]	29
8.4. Reporting Period	30
8.5. Reporting Requirements	30
8.5.1. Serious Adverse Event Reporting Requirements	30
8.5.2. Non-Serious Adverse Event Reporting Requirements	30
8.5.3. [***]	31
8.6. [***]	31
9. DATA ANALYSIS/STATISTICAL METHODS	31
9.1. Sample Size Determination	31
9.2. Efficacy Analysis	31
9.2.1. Analysis of Primary Endpoints	31
9.2.2. Analysis of Secondary and Other Endpoints	32
9.3. [***]	32
9.4. [***]	32
9.5. Safety Analysis	33
9.5.1. Adverse Events	33
9.5.2. Clinical Laboratory Tests	33
9.5.3. Vital Signs and Other Safety Evaluations	33
9.5.4. Questionnaire Assessments	33
9.6. [***]	34
10. QUALITY CONTROL AND QUALITY ASSURANCE	34
11. DATA HANDLING AND RECORD KEEPING	34
11.1. Case Report Forms/Electronic Data Record	34
11.2. Record Retention	35

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

12. ETHICS	35
12.1. Institutional Review Board	35
12.2. Ethical Conduct of the Study	36
12.3. Subject Information and Consent	36
12.4. Disclosure of Data	36
13. REGULATORY CORRESPONDENCE	36
14. DEFINITION OF END OF STUDY	37
15. SPONSOR DISCONTINUATION CRITERIA	37
16. PUBLICATION OF STUDY RESULTS	37
17. REFERENCES	39
APPENDIX 1: SCHEDULE OF STUDY ACTIVITIES	41
APPENDIX 2:	42
[***]	42

TABLES
[***]
FIGURES
Figure 1. Measuring Tape Position for Waist Circumference Assessments	23

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

LIST OF ABBREVIATIONS
ACE	angiotensin-converting enzyme
[***]
CRF	case report form
[***]
DBP	diastolic blood pressure
[***]
DSM-IV	Diagnostic and Statistical Manual IV
ECG	electrocardiogram
FDA	Food and Drug Administration
[***]
GCP	Good Clinical Practice
HbA1c	hemoglobin A1c
HDL-C	high-density lipoprotein cholesterol
ICH	International Conference on Harmonisation
IRB	Institutional Review Board
IVRS	Interactive Voice Response System
LDL-C	low-density lipoprotein cholesterol
LOCF	last observation carried forward
MedDRA	Medical Dictionary for Regulatory Activities
OGTT	oral glucose tolerance test
[***]
SBP	systolic blood pressure
TC	total cholesterol
TG	triglycerides

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1. INTRODUCTION

VI-0521 is an investigational weight loss therapy that is a combination of two approved drugs, phentermine and topiramate. Phentermine hydrochloride (phentermine), [***]. It is postulated that [***], and there is [***]. Topiramate, an [***]. However, the [***]. The present study is being conducted to evaluate the long-term effects of the combined use of phentermine and topiramate at doses of 7.5 mg phentermine/46 mg topiramate and 15 mg phentermine/92 mg topiramate in the treatment of obesity in adult subjects.

1.1. Background

Recent studies have shown that about 129 million adults in the United States are clinically overweight or obese.(6) In recent years, there has been a dramatic increase in obesity in both children and adults.(7),(8) Results from the National Health and Nutrition Examination Survey showed an overall 32.2% prevalence of obesity during 2003-2004, with obesity increasing from 27.5% in 1999-2000 to 31.1% in 2003-2004 in men but remaining relatively unchanged in women (1999-2000, 33.4%; 2003-2004, 33.2%).(8)

Obesity is associated with numerous co-morbidities including dyslipidemia, coronary artery disease, hypertension, stroke, and type 2 diabetes.(7),(9) Epidemiological data indicate that obesity is associated with increased mortality,(10) and a recent study of over 500,000 individuals concluded that excess body weight during midlife was associated with an increased risk of death.(11) A modest weight loss (5%-10%) can result in a marked reduction in obesity-related metabolic and cardiovascular risk factors.(12),(13),(14) Diet, exercise, and behavior modification are standard treatments for obesity although most obese individuals do not achieve prolonged weight reduction without supplemental pharmacotherapy. However, the medications currently approved by the Food and Drug Administration (FDA) for weight loss are often poorly tolerated due to side effects and often fail to maintain long-term efficacy.(15)

Phentermine hydrochloride, a synthetic sympathomimetic amine, is an anorectic agent approved by the FDA as a short-term adjunct to a weight loss regimen based on exercise, behavior modification and caloric restriction. The usual adult dosage is [***] administered either once daily or in divided doses.(1) The mechanism of action of phentermine for weight loss is similar to that of other anorectic agents; it decreases appetite and stimulates the central nervous system.(1) It is postulated that [***]. Increased [***] levels may also result in a decrease in [***], which may result in increased satiety and decreased appetite.

Topiramate, a sulfamate-substituted monosaccharide, is an anticonvulsant agent indicated as adjunctive therapy for partial onset seizures, primary generalized tonic-clonic seizures, seizures associated with Lennox-Gastaut syndrome, and migraine headache prophylaxis.(5) The recommended total daily dose of topiramate for treatment of seizures in adults [***] is recommended. Topiramate is known to [***]. Recent clinical studies have shown that

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

topiramate can promote weight loss in [***]. The exact mechanism by which topiramate exerts its anorectic effect is not understood although it is postulated to [***].

VI-0521 has been studied in a Phase 2, randomized, double-blind clinical study of 200 otherwise healthy obese adults under an investigator-initiated Investigational New Drug Application.(19) Subjects were randomized to one of four treatment groups:  [***]. Treatment was continued for [***] (including [***]). Weight loss among subjects treated [***] compared to [***]. Subjects treated with VI-0521 [***] than subjects in the other treatment groups. Significant decreases versus [***] and [***] were observed in subjects treated [***]. No deaths or serious adverse events were reported during the study, and no significant changes in heart valve morphology were observed. The most commonly reported adverse events in subjects treated with VI-0521 were [***].

1.2. Rationale

Obesity leads to the development of co-morbidities such as hypertension, type 2 diabetes, dyslipidemia, coronary artery disease, and stroke. Weight reduction in obese individuals has been shown to delay or prevent the onset of these co-morbidities, or even reverse the damage caused by these co-morbidities. Diet, exercise, and behavior modification therapy can be effective short-term treatments; however, many people experience difficulty in achieving and maintaining weight reduction without pharmacotherapy. VI-0521 is an investigational weight loss therapy that is a new combination of two currently approved drugs, phentermine and topiramate. This novel combination treatment may provide a safe and effective option for the achievement and maintenance of weight loss in obese adults.

2. STUDY OBJECTIVES

The objectives of this study are to evaluate the long-term efficacy and safety of VI-0521 compared to placebo for the treatment of overweight and obesity in adults who have completed study OB-303 at selected study sites.

3. STUDY DESIGN

In this double-blind, placebo-controlled extension study, subjects from selected sites [***]  will be evaluated for an additional year. Subjects who agree to participate in this extension study will [***]. Subjects who had their dose [***] in this extension study. [***] will only be performed if requested by the subject and when the investigator is in agreement that it is the appropriate course of action.

Subjects will return [***] for clinic assessments. [***]. Subjects who discontinue treatment during the study will be [***].

The primary efficacy endpoints are [***].

Secondary efficacy endpoints will be assessed over time and include the following:

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

•                  Percentages of subjects who achieve reductions in total body weight from study OB-303 baseline of at least 5% and 10% and

•                  Change from study OB-303 baseline in waist circumference.

Other efficacy endpoints will also be assessed over time and include the following:

•                  Change from study OB-303 baseline in Framingham risk score;

•                  Percent changes from study OB-303 baseline in low-density lipoprotein cholesterol (LDL-C), high-density lipoprotein cholesterol (HDL-C), TC, and TG;

•                  Changes from study OB-303 baseline in hemoglobin A1c (HbA1c), fasting blood glucose, and fasting insulin;

•                  Changes from study OB-303 baseline in systolic blood pressure (SBP) and diastolic blood pressure (DBP);

•                  Time to onset of type 2 diabetes (in subjects without a diagnosis of diabetes at entry into study OB-303); and

•                  Changes from the start of study OB-305 (Week 56) to the completion of study OB-305 (Week 108) in primary and secondary efficacy endpoints.

Subgroup analyses, including but not limited to analysis by disease status, gender, age, and race, may be performed.

Safety will be assessed by an evaluation of adverse events, including [***]; and [***]. In addition to adverse event data, [***].

Adverse events will be reviewed by a [***] to determine which events meet the pre-specified criteria for [***] as defined by the [***].

4. SUBJECT SELECTION

The study population will include up to 1000 adults who have completed study OB-303 on treatment, and who have not developed conditions that would contraindicate the administration of study medication or prevent continued compliance with protocol requirements. These subjects will be recruited from [***].

4.1. Inclusion Criteria

To be eligible for enrollment into this study, subjects must meet all of the following criteria:

•                  Completion of study OB-303 on treatment and compliance with all protocol requirements;

•                  Written informed consent;

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

•                  Female subjects of childbearing potential must be using adequate contraception, defined as double-barrier methods, stable hormonal contraception plus single barrier method, or tubal ligation. Female subjects are considered to be of childbearing potential unless they have undergone a hysterectomy or bilateral oophorectomy, are >55 years of age and experienced spontaneous cessation of menses for at least 1 year, or have a documented follicle-stimulating hormone level >40 IU/L; and

•                  Willingness and ability to comply with scheduled visits, treatment plan, laboratory tests, and other study procedures.

4.2. Exclusion Criteria

Subjects will not be included in the study if they meet any of the following:

•                  Body mass index <22 kg/m2 at the completion of study OB-303;

•                  Off study medication at completion of study OB-303 for longer than 4 weeks continuously due to an event-driven holiday, or off study medication with no plans to restart;

•                  Development of any condition during study OB-303 that, in the opinion of the investigator, would contraindicate the administration of study medication, affect compliance, interfere with study evaluations, or confound the interpretation of study results; or

•                  Participation in a formal weight loss program (including:  Weight Watchers and related dietary/lifestyle intervention programs; prepared food programs; prescribed or over-the-counter weight loss medications; dietary supplement or herbal preparations, teas, or tinctures intended for weight loss; or any supervised fast or very low calorie diet).

4.3. Life Style Guidelines

Subjects enrolled in this study will continue to receive counseling on how to reduce their caloric intake by 500 kcal/day, and will be advised to increase their daily water intake. Subjects will continue to review appropriate elements of the LEARN® Program for Weight Management (which was given to subjects as part of study OB-303), and will be presented with supplemental information on diet recommendations, portion control, and activity guidelines as the study progresses. Site personnel will continue to discuss these materials with subjects at each study visit.

5. STUDY TREATMENTS

5.1. Allocation to Treatment

Subjects who agree to participate in this extension study will [***]. Subjects who had their dose [***] will retain the option to have [***] in this extension study. [***] will only be performed if

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

requested by the subject and when the investigator is in agreement that it is the appropriate course of action.

Study medication will be administered in a double-blind manner. Each participating site will be pre-stocked with titration cards and treatment bottles corresponding to each treatment group. Site personnel will contact an Interactive Voice Response System (IVRS) and provide the information required regarding the study subject. The IVRS will instruct site personnel to dispense a specific card or bottle number to the study subject. Additional cards and bottles will be shipped to the site to replace those dispensed.

5.2. Breaking the Blind

Study medication must not be unblinded during the study unless it is considered necessary by the investigator for the management of an adverse event or other medical emergency. Under such conditions, the identity of the study treatment will be obtained by contacting the IVRS. Any subject whose treatment assignment has been unblinded must discontinue participation in the study.

VIVUS, Inc. will be notified of any unblinding of subject treatment group [***]. Additionally, investigators are required to ensure that any potential serious adverse events are reported according to the requirements outlined in Sections 8.2 and 8.5 and to provide a written report on the reason for unblinding [***].

5.3. Drug Supplies

5.3.1. Formulation and Packaging

Study medication for this study will consist of [***]. Doses specified for each treatment group will be achieved by [***] added to each capsule. Regardless of the dosage assignment, all study treatments will be administered [***].

Clinical supplies will be manufactured for VIVUS, Inc. [***] in accordance with current Good Manufacturing Practices. All clinical supplies will be labeled with information required by national regulations. Study medication will be packaged into treatment bottles which will consist of [***] of study medication at the specified dose. Each bottle will be labeled with the [***].

For subjects [***] study medication, study medication will also be packaged into [***] will contain [***].

5.3.2. Preparation and Dispensing

Clinical supplies provided by the Sponsor are to be dispensed only by or under the direct supervision of qualified investigators to subjects meeting the criteria for study entry and in accordance with this protocol. Assignment of specific titration cards and treatment bottles to

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

study subjects will require the use of the IVRS; however, no other preparation of clinical supplies is required of the investigational staff.

5.3.3. Administration

Investigators will instruct subjects to take one capsule of study medication every morning. Investigators will also instruct subjects to return all study medication to the site at each study visit.

5.3.4. [***]

Every [***] are options for subjects who experience [***]. The decision to [***] is implemented through [***], and will be done without [***]. Every [***] are also options for subjects who [***].

When [***] is not appropriate or when [***] may be required [***], subjects may [***]. All subjects undergoing [***] may be [***] based on [***] and with the [***]. If [***] has been [***] should be ordered through [***]. Subjects who have [***] will undergo [***]. For subjects having [***], attempts should be made to [***]. For [***], subjects may [***].

If [***], subjects may be [***]. Subjects [***] will be encouraged to [***]. The last date on which the subject [***]. If the subject [***]. If the subject [***].

5.3.5. Compliance

Subject compliance with study medication will be assessed by [***], and [***] should implement any corrective action necessary. Subjects who remain noncompliant with study dosing despite corrective actions by site personnel may be discontinued from the study.

5.4. Drug Storage and Drug Accountability

All unused study medication must be stored in its packaging at room temperature in a dry, secure area. Access to drug storage areas should be limited to the investigator and designated staff involved with the study. All used and unused medication must be maintained at the study site and made available for audits by VIVUS, Inc. personnel or their designee.

It should be noted that one component of the study medication combination is a Schedule IV controlled substance. The investigator should take all appropriate measures to control access to and dispensing of study medication.

The investigator must maintain records documenting the amount, condition, and date of delivery of all study medication received from the Sponsor. In addition, all medication dispensed to study subjects during the course of the study must [***]. Subjects must be instructed to [***] by each subject. No investigational drug or packaging, used or unused, may be discarded. All packaging and used and unused drug must be returned to the Sponsor upon completion of the study.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

5.5. Concomitant Medications

5.5.1. Excluded Medications

Subjects must not take the following medications during their participation in this study:

•                  [***];

•                  [***];

•                  [***];

•                  [***]; or

•                  [***].

5.5.2. Other Restricted Medications

Subjects using [***] must be on doses that are stable and will not be changed during the study. Subjects who develop symptoms indicative of [***] during the course of the study need not withdraw but should be evaluated and managed as indicated (Section 5.8).

[***] are permitted, provided that the dose is stable and will not be changed during the study, and the frequency of use does not exceed [***].

5.5.3. Documentation of Concomitant Medication Use

All concomitant medications, including over-the-counter products, vitamins, and nutritional/herbal supplements, must be listed on the appropriate CRF at study entry. Any changes in concomitant medication during the study must be noted on the appropriate CRF.

5.6. Treatment of Diabetes

Subjects who become diabetic during the study will be provided [***]. Subjects that [***]. Diabetic subjects will be instructed to [***]. Diabetic subjects will [***].

[***] is suggested as the initial therapy for [***] type 2 diabetes [***], including [***], should be reserved for subjects who cannot achieve adequate control with other modes of treatment. [***] are prohibited, and subjects requiring treatment with these medications must be discontinued from the study.

Subjects with consistently elevated fasting blood glucose values should [***]. Subjects who note [***] fasting glucose values [***] in daily glucose monitoring logs during the week prior to a study visit (in the absence of an intercurrent event or illness) would be considered appropriate for [***]. Subjects whose fasting blood glucose [***] should be discontinued from study treatment and referred back to their primary healthcare provider for additional glycemic management. Subjects may continue attending study visits [***].

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

During treatment, subjects whose fasting blood glucose is [***].

When discontinuing medications, [***] should be discontinued first, followed by [***], and finally [***].

5.7. Treatment of [***]

For subjects whose [***]. If these medications are already present, [***].

Subjects whose [***] should be discontinued from study treatment and referred back to their primary healthcare provider for more intensive management. Subjects may continue attending study visits [***].

For subjects whose [***]. For this study, it is recommended that [***] be the first medications to be reduced or withdrawn followed by [***] and lastly [***].

5.8. Treatment of [***]

Subjects who [***] need not be discontinued from therapy. These subjects should be assessed clinically and with laboratory testing [***]. Following evaluation, subjects found [***], as appropriate.

6. STUDY PROCEDURES

This study is an extension of study OB-303 to evaluate the long-term efficacy and safety of two doses of VI-0521. Subjects who elect to participate in this study will continue with the same daily treatment that they were receiving at the completion of study OB-303. Efficacy and safety parameters will be evaluated every 4 weeks for an additional year.

6.1. Screening (Visit 1)

Screening activities will take place at Visit 1. The screening visit of this study coincides with [***]. Procedures performed at the [***] study are not listed as part of this study. Activities at screening (Visit 1) include the following:

•                  Obtain written informed consent;

•                  Evaluate inclusion/exclusion criteria;

•                  Question subject about contraception compliance and warn about risk of pregnancy (women of childbearing potential only);

•                  Perform brief review of dietary and lifestyle recommendations from study OB-303 and ask that subjects continue to adhere to these guidelines;

•                  Contact IVRS to dispense study medication and provide instructions for proper use; and

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

•                  Schedule the next study visit in 4 weeks (± 7 days).

6.2. Treatment (Visits 2 to 13)

Subjects will return to the site at 4-week intervals for evaluation and to obtain additional study medication. Activities include the following:

•                  Obtain weight and waist circumference measurements;

•                  Obtain vital signs;

•                  Assess adverse events (including eye symptoms);

•                  Assess concomitant medications;

•                  [***];

•                  Collect urine sample for pregnancy test (women of childbearing potential only) and perform pregnancy test;

•                  Question subject about contraception compliance and warn about risk of pregnancy (women of childbearing potential only);

•                  Perform brief review of dietary and lifestyle guidelines and answer questions, if any;

•                  Obtain fasting blood samples for chemistry testing (Visit 8 and Visit 11 only);

•                  Obtain blood sample for HbA1c (Visit 8 only);

•                  Obtain blood samples for hematology testing (Visit 8 only);

•                  Collect study medication from previous visit, assess for treatment compliance, and perform drug accountability;

•                  Contact IVRS to dispense study medication and provide the proper instructions for use; and

•                  Schedule the next study visit in 4 weeks (± 7 days).

6.3. End of Treatment (Visit 14 or Early Termination)

The end of treatment for subjects completing the study is Visit 14. End-of-treatment testing will also be performed for subjects who are withdrawn from treatment prior to completion of the study at the time of their treatment termination.

For subjects who withdraw from the study prior to completion, the site will attempt to contact the subject at approximately the 108-week time point to obtain weight and waist circumference measurements (additional informed consent for these activities may be required). The site will also attempt to contact withdrawn subjects by phone at the 108-week time point to assess any hospitalizations that may have occurred since withdrawing from the study.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Activities at the end-of-treatment visit include the following:

•                  Obtain weight and waist circumference measurements;

•                  Obtain vital signs;

•                  Assess adverse events (including eye symptoms);

•                  Assess concomitant medications;

•                  [***];

•                  Complete end-of-treatment questions;

•                  Perform oral glucose tolerance test (OGTT);

•                  Collect urine sample for pregnancy test (women of childbearing potential only) and perform pregnancy test;

•                  Collect urine sample for urinalysis;

•                  Obtain fasting blood samples for hematology and chemistry testing;

•                  Obtain blood sample for HbA1c;

•                  Perform complete physical examination (including neurological examination and auscultation for heart sounds);

•                  Perform 12-lead ECG; and

•                  Collect study medication from previous visit, assess treatment compliance, and perform drug accountability.

6.4. Study Period

The study period for each subject will begin when written informed consent is provided and will continue until Visit 14 (Week 108 or Early Termination) is completed. Sites should link the scheduling of visits to the screening visit (Visit 1, Week 56). Visit windows are provided to allow subject and site scheduling convenience. However, every effort should be made to ensure that visits occur within these windows so that the overall treatment duration for subjects who complete all visits is 108 weeks, including 56 weeks of treatment as part of study OB-303. In certain instances, adverse event information may be required for events occurring after the study period (Section 8.4).

6.5. Subject Withdrawal

Subjects may withdraw from the study at any time and for any reason. Additionally, the subject may be withdrawn for any of the following reasons:

•                  Adverse event,

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

•                  Subject lost to follow-up,

•                  Requirement for other medical treatment excluded by the protocol,

•                  Lack of compliance with the provisions of the protocol,

•                  Treatment unblinded by investigator,

•                  Pregnancy,

•                  Lack of efficacy, or

•                  Termination of the study.

Withdrawn subjects will not be replaced.

Subjects discontinued from treatment should be [***]. Subjects who withdraw completely from the study at any point should [***]. The date of last dose should be recorded.

Every effort should be made to document subject outcome. For subjects who elect to withdraw from the study [***].

At about the [***] withdrawn subjects who have [***]. Additional informed consent for these activities may be required. The site will also attempt to contact withdrawn subjects by phone at the [***] to assess any hospitalizations that may have occurred since withdrawing from the study.

If a subject withdraws from the study and also withdraws consent for disclosure of future information, [***].[***].

Investigators must discontinue study participation for all subjects if the Sponsor terminates the study, and evaluations that would normally be performed upon study completion should be made at that time. For subjects who have received [***] this includes obtaining information requested for the Visit 14 (Week 108) end-of-treatment visit.

7. ASSESSMENTS

7.1. Weight Assessment and Waist Circumference Measurement

Subjects will be weighed and a waist circumference measurement obtained at Visits 2 to 14.

7.1.1. Weight Assessment

Subjects should be weighed in kilograms using a calibrated digital scale. The same scale should be used for each measurement and measurements should be taken by the same site personnel at each visit, whenever possible. Subject weights should be obtained, whenever possible, under the same conditions (e.g., no shoes, clothing of similar weight) that were employed at the first weighing. Subjects should be encouraged to complete their weigh-in visits in the morning and should be fasting prior to weigh-in.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

7.1.2. Waist Circumference Measurement

Waist circumference measurements (cm) will be taken using a measuring tape provided by VIVUS, Inc. and should be obtained by the same individual at each visit, whenever possible. To measure the waist circumference, locate the top of the right iliac crest. Place the measuring tape in a horizontal plane (parallel to the floor) around the abdomen at the level of the top of the iliac crest as shown in Figure 1.

Figure 1. Measuring Tape Position for Waist Circumference Assessments

Ensure that the subject is relaxed. Ensure that the tape is snug but does not indent or compress the skin, and make the measurement (in centimeters) at the end of a normal expiration.(20)

7.2. Vital Signs

Vital signs (SBP, DBP, heart rate, respiration rate, and temperature) will be assessed at Visits [***] to [***]. Subjects should be seated comfortably for at least [***] prior to assessing vital signs. Pulse rate and respiratory rate measurements should be made by counting events (heartbeats or breaths) for a period of 30 seconds and multiplying these values by 2 to obtain the rates per minute. A calibrated cuff should be employed for blood pressure measurements. Whenever possible, the same person should perform all assessments for a given subject.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

7.3. Questionnaires

7.3.1. [***]

[***].

Because this instrument is intended to be completed [***] it is important that [***] on this questionnaire in any way. Should subjects ask [***]. Because this questionnaire assesses [***] over a specific time frame ([***]),[***]. Site personnel, therefore, must carefully review questionnaires for completeness before [***].

[***] is being used to assess [***]. This questionnaire will be completed at Visits [***]  to [***]. Answers to the questionnaire may [***]. It is the responsibility of the investigator to evaluate [***] and to perform [***]. The evaluation by the investigator will be guided by the [***]. Investigators should document any such problems [***]. It is expected that any subject presenting with a [***].

7.3.2. [***]

The [***] is an [***]. Each of the [***] and is answered on a yes/no basis. This assessment will be administered to all subjects at Visits [***] to [***] in order to confirm [***]. All [***] assessments must be administered by a trained interviewer. If any assessments [***] then the results must be [***].

7.4. [***]

At the [***] (Visit [***], Week [***] or [***]), subjects will be asked to [***]. These questions are the following:

•                  [***];

•                  [***]; and

•                  [***].

7.5. Laboratory Tests

Laboratory tests will be performed at a licensed, certified central testing laboratory identified by the Sponsor. Urine pregnancy tests will be performed at the site using kits supplied by VIVUS, Inc. Testing will be conducted according to the schedule of study activities (Appendix 1). For blood chemistry tests, the subject must have fasted for a minimum of 8 hours before the sample can be drawn.

7.5.1. Blood Chemistry

Fasting blood chemistries will be evaluated at Visit 8 (Week 84), Visit 11 (Week 96), and end of treatment (Visit 14, Week 108 or Early Termination). Chemistry parameters include the

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

following:  albumin, alkaline phosphatase, alanine transaminase, aspartate amino transferase, blood urea nitrogen, serum calcium, serum chloride, serum sodium, bicarbonate, creatinine, creatinine clearance, direct bilirubin, gamma-glutamyl transferase, glucose, lactate dehydrogenase, serum phosphorus, serum potassium, total bilirubin, total protein, uric acid, LDL-C, HDL-C, TC, and TG.

7.5.2. Hematology

Hematology studies will be evaluated at Visit 8 (Week 84) and end of treatment (Visit 14, Week 108 or Early Termination) for hemoglobin, hematocrit, red blood cell count, white blood cell count, white blood cell differential (neutrophils, lymphocytes, monocytes, eosinophils, and basophils), and platelet count.

7.5.3. Urinalysis

A routine midstream urinalysis with reflex microscopic evaluation will be obtained at the end of treatment (Visit 14, Week 108 or Early Termination).

7.5.4. Hemoglobin A1c

Hemoglobin A1c testing will be performed at Visit 8 (Week 84) and end of treatment (Visit 14, Week 108 or Early Termination).

7.5.5. Oral Glucose Tolerance Test

An OGTT will be obtained at the end of treatment (Visit 14, Week 108 or Early Termination). The OGTT will use a 75 g glucose loading dose; samples will be obtained at baseline and at 2 hours post dose for evaluation of both glucose and insulin levels.

7.5.6. Urine Pregnancy Test

A urine sample for pregnancy testing will be obtained from women of childbearing potential at Visits 2 to 14. Urine pregnancy testing will be performed at the site and results reported on the appropriate CRF.

Female subjects who have undergone a hysterectomy or bilateral oophorectomy, who have a [***] are considered to be not of childbearing potential. Urine pregnancy testing is not required in these subjects.

7.6. Physical Examination

A complete physical examination will be performed at the end of treatment (Visit 14, Week 108 or Early Termination). The physical examination will consist of the following:  general appearance, skin, head, eyes, ears, nose, throat, neck (including thyroid), lymph nodes, chest,

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

heart (including auscultation for heart sounds and murmurs), abdomen, extremities, and neurological examination.

7.7. Electrocardiogram

Twelve-lead electrocardiographic studies will be obtained at the end of treatment (Visit 14, Week 108 or Early Termination). Whenever possible, the ECG should be obtained in the morning with the timing of the studies matched as closely as possible. Parameters including QRS, QT, and QTc intervals will be recorded.

7.8. Framingham Risk Score

The Framingham risk assessment evaluates the 10-year risk for development of coronary heart disease.(25) The Framingham risk assessment will be calculated at the end of treatment (Visit 14, Week 108 or Early Termination) based on data provided from CRFs and laboratory tests.

7.9. [***]

[***] will be defined by any of the following (only subjects who were [***] will be considered for this analysis):

•                  [***] or

•                  [***].

8. ADVERSE EVENT REPORTING

8.1. Adverse Events

Adverse events are defined as any untoward medical occurrences in subjects administered study treatment, whether or not they have a causal relationship to the treatment. All observed or volunteered adverse events regardless of suspected causal relationship to the investigational product must be reported as described in the following sections.

The investigator must pursue and obtain information adequate to describe adverse events, their severity and relationship to study treatment, and their outcomes. Descriptions of neurological or psychological adverse events should be consistent with standard diagnostic criteria and terminology (such as the Diagnostic and Statistical Manual IV [DSM-IV]) rather than general reports of symptoms. For adverse events with a causal relationship to the investigational product, follow-up by the investigator is required for up to 28 calendar days after the last dose of study medication or until the events or their sequelae resolve or stabilize at a level acceptable to the investigator, and VIVUS, Inc. concurs with that assessment. Investigators must also assess whether adverse events meet the criteria for classification as serious adverse events (Section 8.2) requiring immediate notification to VIVUS, Inc. or its designated representative.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

8.1.1. Severity Assessment

The investigator will assess the severity of all adverse events using [***] to describe the maximum intensity of each adverse event. For purposes of consistency, these intensity grades are defined as follows:

•                  [***];

•                  [***]; or

•                  [***].

Note the distinction between the severity and the seriousness of an adverse event. A [***] is not necessarily [***]. For example, a headache may be [***] but would not be classified as serious unless it met one of the criteria for [***].

8.1.2. Causality Assessment

Investigators are required to provide an assessment of causality for all adverse events (serious and non-serious) observed during this study. This assessment will provide a determination of whether, in the investigator’s judgment, there exists a reasonable possibility that the investigational product caused or contributed to an adverse event. For this assessment, investigators must categorize the causality as either “related” or “not related.” For an adverse event to be considered “related” to the study treatment, there should be evidence that the event follows a reasonable temporal sequence from the administration of study treatment or that the event follows a known response pattern to the medication. Causality would be further confirmed by improvement in the adverse event upon stopping the study treatment and reappearance of the event upon rechallenge.

8.1.3. Abnormal Test Findings

The criteria for determining whether an abnormal objective test finding should be reported as an adverse event are as follows:

•                  Test result is associated with accompanying symptoms;

•                  Test result requires additional diagnostic testing or medical/surgical intervention;

•                  Test result leads to a change in study dosing or discontinuation from the study, significant additional concomitant drug treatment, or other therapy; or

•                  Test result is considered by the investigator or Sponsor to represent a clinically significant finding.

Merely repeating an abnormal test, in the absence of any of the above conditions, does not constitute an adverse event. Any abnormal test result that is determined to be an error does not require reporting as an adverse event.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

8.2. Serious Adverse Events

As defined in the Code of Federal Regulations (21 CFR 312.32), a serious adverse event or serious adverse drug reaction is any untoward medical occurrence at any dose that:

•                  Results in death,

•                  Is life-threatening (immediate risk of death),

•                  Requires inpatient hospitalization or prolongation of existing hospitalization,

•                  Results in persistent or significant disability/incapacity, or

•                  Results in congenital anomaly/birth defect.

Important medical events that may not result in death, be life-threatening, or require hospitalization may be considered serious adverse drug experiences when, based on appropriate medical judgment, they may jeopardize the subject and may require medical or surgical intervention to prevent one of the outcomes listed above. Adverse events that, in the investigator’s judgment, significantly jeopardize study subjects or require medical or surgical intervention in order to prevent any of the outcomes listed above should therefore be reported as serious adverse events.

8.2.1. Definition of Hospitalization

Adverse events reported from clinical studies that result in hospitalization or prolong an existing hospitalization are considered serious. Any initial admission (even if less than 24 hours) to a healthcare facility meets these criteria.

Outpatient ambulatory surgical procedures (same-day surgeries) and routine emergency room treatment do not qualify as hospitalizations. Additionally, hospitalization in the absence of a precipitating clinical adverse event is not in itself a serious adverse event. Examples include, but are not limited to any of the following:

•                  Admission for treatment of a pre-existing condition not associated with the development of a new adverse event or with a worsening of the pre-existing condition (e.g., for work-up of persistent pre-treatment lab abnormality);

•                  Administrative admission (e.g., for yearly physical exam);

•                  Optional admission not associated with a precipitating clinical adverse event (e.g., for elective cosmetic surgery); or

•                  Pre-planned treatments or surgical procedures should be noted in the baseline documentation for the entire protocol and/or for the individual subject.

Diagnostic and therapeutic non-invasive and invasive procedures, such as surgery, should not be reported as adverse events. However, the medical condition for which the procedure was

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

performed should be reported if it meets the definition of an adverse event. For example, an acute appendicitis that begins during the adverse event reporting period should be reported as the adverse event, and the resulting appendectomy should be recorded as treatment of the adverse event.

8.3. Eliciting Adverse Event Information

The investigator is to report all directly observed adverse events and all adverse events spontaneously reported by the study subject. In addition, study subjects should be [***]

Certain adverse events require prompt and specific action by the investigator in any clinical study. [***].

8.3.1. [***]

At each visit, subjects will be queried regarding [***] Subject responses will be recorded as adverse events, where appropriate. If any subject reports [***] the subject should be referred to [***]. Treatment with study medication should be discontinued until the [***].

8.3.2. [***]

Subjects will be screened for the presence [***] throughout the study period using a [***] in a primary care setting. The [***] based directly on the [***] will also be assessed throughout the study period [***].

Should this additional assessment indicate the presence of [***]. Any such event must be [***]. Subjects must be [***].

[***].

8.3.3. [***]

Guidelines for the reporting of adverse events based on results obtained in [***] by study subjects are summarized in Table 1.

Table 1. Guidelines for Adverse Event Reports Based on [***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

8.4. Reporting Period

The reporting period for adverse events begins when the subject provides written informed consent and extends until [***] after the last dose of the investigational product is administered. All adverse events that occur during this period and are known to the investigator must be reported according to the requirements outlined in Section 8.5.

Adverse events that [***]. Adverse events that [***].

8.5. Reporting Requirements

All adverse events will be reported on the adverse event page of the CRF. In addition, serious adverse events must also be reported on a separate serious adverse event form. For cases in which the same data are collected, the forms must be completed in a consistent manner. For example, the same adverse event term should be used on both forms. Adverse events should be reported using concise medical terminology on the CRFs as well as on the form for collection of serious adverse event information.

8.5.1. Serious Adverse Event Reporting Requirements

If a serious adverse event occurs, VIVUS, Inc. or its designee is to be notified within 1 business day of awareness of the event by the investigator. In particular, if the serious adverse event is fatal or life-threatening, notification to VIVUS, Inc. or its designee must be made immediately, irrespective of the extent of available adverse event information. This timeframe also applies to additional new information (follow-up) on previously forwarded serious adverse event reports.

[***].

For all serious adverse events, the investigator is obligated to pursue and provide information to VIVUS, Inc. or its designee in accordance with the timeframes for reporting specified above. In addition, an investigator may be requested by VIVUS, Inc. or its designee to obtain specific additional follow-up information in an expedited fashion. This information may be more detailed than that captured on the Adverse Event CRF. In general, this will include a description of the adverse event in sufficient detail to allow for a complete medical assessment of the case and independent determination of possible causality. Information on other possible causes of the event, such as concomitant medications and illnesses, must be provided. In the case of a subject death, a summary of available autopsy findings must be submitted as soon as possible to VIVUS, Inc. or its designee.

8.5.2. Non-Serious Adverse Event Reporting Requirements

Non-serious adverse events are to be reported on the Adverse Event CRFs, which are to be submitted to VIVUS, Inc. or its designee.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

8.5.3. [***]

If any study subject becomes or is found to be pregnant while receiving the investigational product, the investigator must submit this information to VIVUS, Inc. or its designee on [***].

The investigator will follow [***] and then notify VIVUS, Inc. or its designee of the outcome. The investigator will provide this information as a follow up to the [***].

For reported [***]. The status of [***].

If [***] meet the criteria for immediate classification as a serious adverse event [***], the investigator should follow the procedures for reporting serious adverse events. Similarly, any [***] that are considered to be adverse events should be reported as such on the appropriate CRF. However, [***] need not be reported as an adverse event if there is no associated adverse outcome.

For reporting purposes, [***] should be reported as serious adverse events, but because [***].

8.6. [***]

All adverse [***] meeting pre-specified criteria will be [***] When an eligible event is reported, [***] will be requested. [***].

[***].

[***].

9. DATA ANALYSIS/STATISTICAL METHODS

9.1. Sample Size Determination

[***].

9.2. Efficacy Analysis

9.2.1. Analysis of Primary Endpoints

The primary efficacy endpoints are weight loss and percent weight loss from the start of treatment in study OB-303 at monthly time points during the second year of treatment.

The primary hypothesis is the following:

[***].

[***].

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

The primary analysis population will include all subjects who [***]. Percent weight loss will be analyzed using [***] model with [***].

In addition to the comparison of treatment groups at [***], other summaries of particular interest will include understanding and estimating the weight loss profile [***]. Graphical presentations of weight loss over time will be presented to display the maintenance of weight loss into a second year of treatment with VI-0521.

9.2.2. Analysis of Secondary and Other Endpoints

Secondary efficacy endpoints include the following:

•                  Percentages of subjects who achieve reductions in total body weight from study OB-303 baseline of at least 5% and 10% and

•                  Change from study OB-303 baseline in waist circumference.

Other efficacy endpoints include the following:

•                  Change from study OB-303 baseline in Framingham risk score;

•                  Percent changes from study OB-303 baseline in LDL-C, HDL-C, TC, and TG;

•                  Changes from study OB-303 baseline in HbA1c, fasting blood glucose, and fasting insulin;

•                  Changes from study OB-303 baseline in SBP and DBP;

•                  Time to onset of type 2 diabetes (in subjects without a diagnosis of diabetes at entry into study OB-303); and

•                  Changes from the start of study OB-305 (Week 56) to the completion of study OB-305 (Week 108) in primary and secondary efficacy measures.

[***]. Change in waist circumference and changes in obesity-associated risk factors will be analyzed using [***].

[***].

[***].

9.3. [***]

For subjects who [***]. For subjects who do not have a [***].

9.4. [***]

[***].

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

9.5. Safety Analysis

Safety will be assessed by an evaluation of adverse events [***].

Safety analyses will be performed on the set of subjects who [***].

9.5.1. Adverse Events

Adverse events will be coded using the Medical Dictionary for Regulatory Activities (MedDRA). The number and percentage of subjects with adverse events will be summarized for each treatment group by MedDRA system organ class and preferred term.

Subsets of adverse events that are considered serious or require discontinuation of study medication will be listed by subject and presented separately.

Adverse events will be reviewed by a [***] to determine which events meet the criteria for major adverse [***].

9.5.2. Clinical Laboratory Tests

Summaries of observed values and change from baseline will be presented for laboratory parameters with numerical measures using descriptive statistics.

For analysis purposes, a laboratory value that is above or below its normal range will be considered an abnormal value. For selected laboratory parameters, threshold limits of potential clinical concern will be defined as multiplicative factors of the normal ranges. The list of multiplicative factors for each laboratory parameter will be included in the Statistical Analysis Plan. The number and percentage of subjects with laboratory results above or below the normal range and threshold limits at each scheduled assessment or any time during the treatment period will be summarized by treatment group.

9.5.3. Vital Signs and Other Safety Evaluations

Mean blood pressures, heart rate, respiration rate, and temperature, at each visit will be summarized by treatment group. Medications, other than study medication, taken during the study will be considered as concomitant medications and will be summarized by the World Health Organization Drug Dictionary Anatomical Therapeutic Chemical Classification and preferred term for each treatment group and in total.

9.5.4. Questionnaire Assessments

Changes in total [***] will be summarized by treatment group [***]. Since the proposed indication for the study medication is weight loss, [***]. Descriptive summaries of individual questionnaire items will also be presented.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

9.6. [***]

[***].

10. QUALITY CONTROL AND QUALITY ASSURANCE

During the study, VIVUS, Inc. and/or its designee will conduct periodic monitoring visits to ensure that the protocol and Good Clinical Practice (GCP) are being followed. The monitors may review source documents to confirm that the data recorded on CRFs are accurate. The investigator and institution will allow VIVUS, Inc. monitors and its designees and appropriate regulatory authorities direct access to all appropriate source documents to perform this verification.

The study site and study-related documents may be subject to review by the Institutional Review Board (IRB), and/or to quality assurance audits performed by VIVUS, Inc. or its designee, and/or to inspection by appropriate regulatory authorities.

It is important that the investigator(s) and their relevant personnel are available during the monitoring visits and possible audits or inspections and that sufficient time is devoted to the process by the investigator and site personnel.

11. DATA HANDLING AND RECORD KEEPING

11.1. Case Report Forms/Electronic Data Record

As used in this protocol, the term CRF should be understood to refer to either a paper form or an electronic data record or both, depending on the data collection method used in this study.

Case report forms are required and should be completed for each included subject. The completed original CRFs are the sole property of VIVUS, Inc. and should not be made available in any form to third parties, except for authorized representatives of VIVUS, Inc. or appropriate regulatory authorities, without written permission from VIVUS, Inc.

It is the investigator’s responsibility to ensure CRF completion and to review and approve all CRFs. All CRFs must be signed by the investigator or by an authorized staff member. These signatures serve to attest that the information contained on the CRFs is complete and accurate. At all times, the investigator has final personal responsibility for the accuracy and authenticity of all clinical and laboratory data entered on the CRFs. Subject source documents are the physician’s subject records maintained at the study site. In most cases, the source documents will be the hospital’s or the physician’s chart. In cases where the source documents are the hospital or the physician’s chart, the information collected on the CRFs must match those charts.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

11.2. Record Retention

To enable evaluations and/or audits from regulatory authorities or VIVUS, Inc., the investigator will keep records, including the identity of all participating subjects (sufficient information to link records, e.g., CRFs and hospital records), all original signed informed consent forms, copies of all CRFs, serious adverse event forms, source documents, and detailed records of treatment disposition. The records should be retained by the investigator according to specifications in the International Conference on Harmonisation (ICH) guidelines, local regulations, or as specified in the Clinical Study Agreement, whichever is longer. The investigator must obtain written permission from VIVUS, Inc. before disposing of any records, even if retention requirements have been met.

If the investigator relocates, retires, or for any reason withdraws from the study, VIVUS, Inc. should be prospectively notified. The study records must be transferred to an acceptable designee, such as another investigator, another institution, or to VIVUS, Inc.

12. ETHICS

12.1. Institutional Review Board

Regulations require that an IRB oversee all investigational drug studies. This board or committee, the makeup of which must conform to local and regional regulations, will approve all aspects of the study, including the protocol, advertising, and written informed consent form to be used prior to initiation of the study. It is the responsibility of the investigator to have prospective approval of the study protocol, protocol amendments, informed consent forms, and other relevant documents, e.g., advertisements, if applicable, from the IRB. All correspondence with the IRB should be retained in the Investigator File. Copies of IRB approvals should be forwarded to VIVUS, Inc. or its designee. All correspondence with the IRB should be retained in the Investigator File and copies forwarded to VIVUS, Inc. or its designee.

All amendments to the protocol must be reviewed and approved by VIVUS, Inc. and the IRB prior to implementation. The only circumstance in which an amendment may be initiated prior to IRB approval is where the change is necessary to eliminate apparent immediate hazards to the subjects. In that event, the investigator must notify the IRB and VIVUS, Inc. in writing within 2 working days after the implementation.

The investigator is responsible for obtaining annual (at a minimum) IRB renewal for the duration of the study. The investigator is also responsible for keeping the IRB advised of the progress of the study, of any changes made to the protocol as deemed appropriate, but at least once a year. Copies of the investigator’s report and of the IRB extension approval must be forwarded to VIVUS, Inc. or its designee.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

12.2. Ethical Conduct of the Study

The study will be performed in accordance with the protocol, ICH-GCP guidelines, and applicable local regulatory requirements and laws.

12.3. Subject Information and Consent

The informed consent form and any changes to the informed consent form made during the course of the study must be agreed to by VIVUS, Inc. or its designee and the IRB prior to its use and must be in compliance with all ICH-GCP, local regulatory requirements, and legal requirements.

The investigator must ensure that each study subject is fully informed about the nature and objectives of the study and possible risks associated with participation and must ensure that the subject has been informed of his/her rights to privacy. The investigator will obtain written informed consent from each subject before any study-specific activity is performed and should document in the source documentation that consent was obtained prior to enrollment in the study. The original signed copy of the informed consent form must be maintained by the investigator and is subject to inspection by a representative of VIVUS, Inc., its designee, auditors, the IRB, and/or regulatory agencies. A copy of the signed informed consent form will be given to the subject.

12.4. Disclosure of Data

Data generated by this study must be available for inspection by the FDA, the Sponsor, a designee acting on behalf of the Sponsor, applicable foreign health authorities, and the IRB as appropriate. Subjects may request their medical information be given to their personal physician or other appropriate medical personnel responsible for their welfare.

Subject medical information obtained during the study is confidential and disclosure to third parties other than those noted above is prohibited.

13. REGULATORY CORRESPONDENCE

The study site and study-related documents may be subject to review by the IRB, and/or to quality assurance audits performed by VIVUS, Inc. or its designee, and/or to inspection by the FDA and/or applicable foreign health authorities. The investigator will notify VIVUS, Inc. within [***]  working days following any FDA or other regulatory agency contact with the investigative site regarding this study. The investigator will provide VIVUS, Inc. with copies of all correspondence with the FDA or other regulatory agency which may affect the review of the current study (e.g., Form 483, Inspection Observations) or their qualification as an investigator in studies conducted by VIVUS, Inc. (e.g., warning letters).

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

14. DEFINITION OF END OF STUDY

The end of study is defined as the date when the last subject completes the last study visit.

Data and materials that are required by the Sponsor before any study site’s activity can be considered complete include the following:

•                  All completed CRFs, appropriately signed by the investigator;

•                  All laboratory findings, clinical data, and special test results collected during the study period;

•                  Completed drug accountability and investigational materials return records;

•                  Statement of outcome for any serious adverse events reported during the study; and

•                  Copy of notification to IRB indicating study completion.

15. SPONSOR DISCONTINUATION CRITERIA

Premature termination of this clinical study may occur because of a regulatory authority decision, change in opinion of the IRB, drug safety problems, or at the discretion of VIVUS, Inc. In addition, VIVUS, Inc. retains the right to discontinue development of VI-0521 at any time.

If a study is prematurely terminated or discontinued, VIVUS, Inc. will promptly notify the investigator. After notification, the investigator must contact all participating subjects within 15 days. As directed by VIVUS, Inc., all study materials must be collected and all CRFs completed to the greatest extent possible.

16. PUBLICATION OF STUDY RESULTS

All information and data, including the terms of this protocol, and all data, clinical results, and research conducted hereunder concerning VIVUS, Inc.’s products and operations including VIVUS, Inc. patent applications, formulas, manufacturing processes, basic scientific data, and formulation information that has been supplied by VIVUS, Inc. and not previously published are considered confidential by VIVUS, Inc. and will remain the sole property of VIVUS, Inc. The investigator understands and agrees that said proprietary and/or confidential information disclosed to or produced by him/her thereunder is highly valuable to VIVUS, Inc. and will be used exclusively by the investigator in accomplishing this study and will not be used for any other purposes without VIVUS, Inc.’s prior written consent. The investigator agrees that he/she will not use any such proprietary and/or confidential information for any other purpose. The investigator also understands and agrees that such disclosure will not be deemed to grant to the investigator a license for use of said proprietary and/or confidential information, except as expressly provided herein.

It is understood by the investigator that the information developed in the clinical study will be used by VIVUS, Inc. in connection with the development of this product. This information,

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

therefore, may be disclosed and used solely by VIVUS, Inc. as required to such third parties and agencies as VIVUS, Inc., in its sole discretion, warrants. In order to allow for the use of the information derived from the clinical studies, it is understood that there is an obligation to provide to VIVUS, Inc. complete test results and all data developed in this study. The investigator agrees to promptly answer all inquiries from VIVUS, Inc. regarding completion, legibility, or accuracy of study data in the case report.

VIVUS, Inc. recognizes the value of disseminating research results and expects that publication of all results from this study will be undertaken by a collaborative group of study investigators who made significant contributions to the study design, the treatment of study subjects, and evaluation of study data. However, after submission of the multicenter results for publication, notification [***].

Investigators shall furnish [***] with a written copy of any proposed publication or other disclosure of study results (including disclosures at research seminars, lectures and professional meetings) [***] prior to submission for publication or disclosure so that [***] may have a reasonable opportunity to protect its proprietary rights to information, inventions, or products developed under this study and to insure that reported data are factually correct. Upon [***] the investigator shall not publish or disclose information related to this study. Further, if [***] believes that such publication or disclosure contains confidential information, the investigator agrees to remove such confidential information from the proposed publication or disclosure.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

17. REFERENCES

1.               Adipex-P® [package insert]. Sellersville, PA: Teva Pharmaceuticals USA; 2005.

2.               Nelson D, Cox M. Obesity and Regulation of Body Mass. In: Lehninger Principles of Biochemistry. 4th ed. New York, New York: WH Freeman and Company; 2005:912-913.

3.               Montague CT, Farooqi IS, Whitehead JP, et al. Congenital leptin deficiency is associated with severe early-onset obesity in humans. Nature 1997;387:903-908.

4.               Heymsfield SB, Greenberg AS, Fujioka K, et al. Recombinant leptin for weight loss in obese and lean adults: a randomized, controlled, dose-escalation trial. JAMA 1999;282:1568-1575.

5.               Topamax® [package insert]. Titusville, NJ: Ortho-McNeil-Janssen Pharmaceuticals, Inc.; 2008.

6.               Flegal K, Carroll M, Ogden C, Johnson C. Prevalence and trends in obesity among US adults, 1999-2000. JAMA 2002;288:1723-1727.

7.               Poirier P, Giles TD, Bray GA, et al. Obesity and cardiovascular disease:  pathophysiology, evaluation, and effect of weight loss: an update of the 1997 American Heart Association Scientific Statement on Obesity and Heart Disease from the Obesity Commission of the Council on Nutrition, Physical Activity, and Metabolism. Circulation 2006;113:898-918.

8.               Ogden CL, Carroll MD, Curtin LR, McDowell MA, Tabak CJ, Flegal KM. Prevalence of overweight and obesity in the United States, 1999-2004. JAMA 2006;295:1549-1555.

9.               Must A, Spadano J, Coakley EH, Field AE, Colditz G, Dietz WH. The disease burden associated with overweight and obesity. JAMA 1999:282;1523-1529.

10.         Katzmarzyk PT, Janssen I, Ardern CI. Physical inactivity, excess adiposity and premature mortality. Obes Rev 2003;4:257-290.

11.         Adams KF, Schatzkin A, Harms TB, et al. Overweight, obesity, and mortality in a large prospective cohort of persons 50 to 71 years old. New Engl J Med 2006;355:763-778.

12.         Goldstein DJ. Beneficial health effects of modest weight loss. Int J Obes Relat Metab Disord 1992;16:397-415.

13.         Pasanisi F, Contaldo F, de Simone G, Mancini M. Benefits of sustained moderate weight loss in obesity. Nutr Metab Cardiovasc Dis 2001;11:401-406.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

14.   Douketis JD, Macie C, Thabane L, Williamson DF. Systematic review of long-term weight loss studies in obese adults: clinical significance and applicability to clinical practice. Int J Obes (Lond) 2005;29:1153-1167.

15.   Padwal RS, Majumdar SR. Drug treatments for obesity: orlistat, sibutramine, and rimonabant. Lancet 2007;369:71-77.

16.   Ben-Menachem E, Axelsen M, Johanson EH, Stagge A, Smith U. Predictors of weight loss in adults with topiramate-treated epilepsy. Obes Res 2003;11:556-562.

17.   Bray GA, Hollander P, Klein S, et al. A 6-month randomized, placebo-controlled, dose-ranging trial of topiramate for weight loss in obesity. Obes Res 2003;11:722-733.

18.   Wilding J, Van Gaal L, Rissanen A, Vercruysse F, Fitchet M, of the OBES-002 Study Group. A randomized double-blind placebo-controlled study of the long-term efficacy and safety of topiramate in the treatment of obese subjects. Int J Obes Relat Metab Disord 2004;28:1399-1410.

19.   Clinical Study Report: A Phase II, 24-Week, Randomized, Double-Blind, Placebo-Controlled, Single-Center Study to Examine Safety, Tolerability and Efficacy of Topiramate and Phentermine Combination Therapy for Weight Loss in Healthy Obese Subjects.

20.   National Heart, Lung and Blood Institute Obesity Education Initiative. The Practical Guide: Identification, Evaluation and Treatment of Overweight and Obesity in Adults. NIH Publication No. 00-4084. October 2000.

21.   [***].

22.   [***].

23.   [***].

24.   [***]

25.   Wilson P, D’Agostino R, Levy D, Belanger A, Silbershatz H, Kannel W. Prediction of coronary heart disease using risk factor categories. Circulation 1998;97:1837-1847.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 1: SCHEDULE OF STUDY ACTIVITIES

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*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 2:

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*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Task Order #06
Appendix 2–Scope of Work
VIVUS, Inc.
OB-305 Qnexa

PROJECT OVERVIEW

OB-305

The OB-305 trial is a phase 3, double blind, placebo controlled multicenter extension study (from study OB-303) to determine the safety and efficacy of VI-0521 for the long-term treatment of obesity in adults with obesity-related co-morbid conditions.

PROJECT TEAM

Study Management

The overall management of the study will be the responsibility of the Clinical Trial Manager (CTM).  The CTM will oversee and coordinate the management of the study as a whole.  This will ensure consistency and allow VIVUS Study Management to have one primary contact.  The Medpace CTM assigned to OB-305 will work closely with the VIVUS Study Manager, Medpace Medical Expert, and VIVUS Clinical Leader to address protocol questions and interpretations while maintaining close oversight of study-related processes and documents.  The OB-305 CTM will supervise all Clinical Research Associates (CRAs) and Project Coordinators assigned to the project.

The Project Coordinators will be responsible for day-to-day study management functions, including the generation of status reports, organization of supplies, generation and compilation of newsletters, and input of all study information into the ClinTrak® Study Management System, a web-based, proprietary research management system designed by Medpace.  The Project Coordinators will organize teleconferences and team meetings, including the compilation of agendas and meeting minutes.

The Study Start-Up Manager and Study Start-Up Coordinators will work closely with the CTM and Project Coordinators to ensure sites become active in the most time effective manner.

The Medpace Contracts Attorney will be responsible for the execution of Investigator contracts (upon VIVUS defined process).  The Contracts Attorney will work closely with the Start-Up Manager and Medpace CTM to ensure contracts are executed in a timely manner.

The Medpace Medical Expert assigned to this project will work closely with the VIVUS Clinical Leader.  The Medpace Medical Expert will assist with protocol design and medical interpretation of entry criteria and adverse events (AEs).  The Medical Expert will also be involved in the training of CRAs and other staff members participating in the

CONFIDENTIAL	December 19, 2008

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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project.  The Medical Expert will review and approve the coding of concomitant medications, medical histories, AEs, and will provide the medical context for the statistical analysis and medical writing.

The Medical Expert will assist in the review of the protocol, train Medpace personnel internally as to the background of the study compound and design of the study, participate in the project teleconferences and meetings, work hand-in-hand with the OB-305 CTM, and have heavy involvement in the clinical study report.  The Medical Expert’s role and decision making rights are dictated by VIVUS (e.g. inclusion/exclusion of patients, discussions with Investigators about withdrawing a patient, etc.).  This decision making power often times reduces the oversight needed by the Sponsor.  For questions the OB-305 CTM is not comfortable answering, she will contact the Medical Expert for guidance.  Obviously, VIVUS will be involved in study oversight based on pre-defined terms with the VIVUS Clinical Development Team.  The Medpace Medical Expert is available 24 hours a day, 7 days a week via the Medpace Project Helpline.

Clinical Monitoring

Medpace operates in North America with a primarily centralized monitoring team of over 200 CRAs to promote greater standardization, cohesiveness, support, and stability.  Each of the Medpace CRAs assigned to this project have monitoring experience and strong clinical backgrounds.

Clinical Safety

The Clinical Safety will be managed by VIVUS or its designee.  The VIVUS Clinical Leader will be involved with casualty assignment for all Serious Adverse Events (SAEs).

Data Management

A Data Manager will serve as the primary contact for the Data Management team.  Data Coordinators will be involved in the day-to-day operations and report issues to the Data Manager.  Data Entry Specialists and Database Programmers will also be utilized.

Biometrics

Key members of our Biometrics team include Biostatisticians and Statistical Analysts.  The Biostatistician assigned to this project will develop the analysis plan and coordinate biometrics activities.  The Lead Statistical Analyst will work closely with the Biostatistician to ensure a clear understanding of the analysis plan and communicate any programming issues that may arise.

Medical Writing

The Medical Writing team works in collaboration with the Medical Experts to prepare research reports meeting International Conference on Harmonisation (ICH) and Sponsor

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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guidelines.  All Medpace Medical Writers have extensive experience in regulatory submission preparation.  The Medical Writing team is actively involved throughout the conduct of the trial.

PROJECT START-UP

Protocol

Medpace will prepare the protocol.  VIVUS will review the protocol and provide comments before it is finalized.  Medpace assumes VIVUS will submit the protocol to the FDA.

Case Report Forms

Medpace will design the electronic case report forms (eCRFs) for the trial, including completion instructions, according to the final protocols and the Medpace template.  VIVUS must review and approve the eCRFs before they are finalized.  Medpace will also have the PHQ9 form printed on a 2-part CRF.

Project Initiation

A project kickoff meeting will not be necessary for OB-305.

Interactive Voice Response System

Medpace will provide a customized (study-specific) interactive voice response system (IVRS) to provide patient randomization, and drug management.  The Medpace IVRS is a proprietary in-house developed system.  The system provides both voice and web access and has been developed in conjunction with our web based Clintrak® system providing seamless functionality throughout the conduct of the study.  The VIVUS Team (no limit applied to number of team members) will have access to review reports within the IVRS.  Medpace will perform the User Acceptance Testing (UAT) for each site.

The IVRS will include:

•                  Subject Screens/Screen Failures;

•                  Subject randomization;

•                  Patient visit tracking;

•                  Inventory management (site supply set-up, initial bulk supply, and resupply of one additional shipment per patient);

•                  Notifications of site shipments;

•                  Confirmation of receipt of shipments; and

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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•                  Customized reports.

VIVUS will review IVRS and approve system prior to finalization.

Study Medication Supply and Storage

VIVUS will be responsible for the supply, packaging, labeling, storage, and destruction of study medication.  Distribution of the study medication will be tracked and initiated via the Medpace IVRS.  Study medication accountability procedures will follow Medpace standard operating procedures (SOPs) and utilize a study medication accountability log that has been approved by VIVUS.

[***].

Site Selection and Pre-study Visits

VIVUS, in conjunction with Medpace, has identified [***]  sites from the OB-303 study that will be allowed to participate in OB-305.  Pre-study visits will not be required for this study.

Study Start-up Team

Medpace will utilize its Study Start-up team during the initial phase of this trial to expedite the overall study start-up for each of the [***]  sites.

The Study Start-up team works directly with the CTM and the Project Coordinators.  The team is comprised of a Study Start-up Manager and several experienced Study Start-up Coordinators.  The team is responsible for many of the key start-up activities, including:

•                  Submission to the central IRB;

•                  Coordination and tracking of essential documents packages for each site;

•                  Investigator meeting presentations and binders; and

•                  Site tools.

Central Laboratory Selection

Medpace Reference Laboratories (MRL) will be utilized for processing the clinical laboratory samples.  MRL is committed to providing comprehensive laboratory services of the highest quality to the pharmaceutical and biotechnology industries.

Investigators’ Meeting

An Investigators’ Meeting will be held for the OB-305 study.  VIVUS will arrange the meeting (including contracting with a third-party vendor) and Medpace will prepare the meeting materials, including preparation and distribution of binders.  The Medpace OB-

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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305 Team will attend the meeting.  Medpace assumes the meeting will be one-day and one-night in duration.  VIVUS will open the meeting and Medpace will present on the topics delegated by VIVUS.  The meeting minutes will be prepared by Medpace, reviewed and approved by VIVUS, and distributed to the study sites by Medpace.  The preparation of the meeting minutes is optional; however, is included in the budget.

Clinical Trial Agreements for Sites, Central Laboratory, and EDC Vendor

Medpace will prepare and provide sample clinical trial agreements (including budgets-which will be based on the OB-303 budget and template) for the study sites.  VIVUS will review and approve the final draft versions of the clinical trial agreements.  The agreements will be distributed and negotiated with each site by Medpace (with final approval by VIVUS if outside agreed upon parameters).  Medpace will make payments to the clinical sites according to the VIVUS-approved schedule.  All payments for sites will be made electronically to Medpace within seven (7) days of invoice receipt.  Medpace Reference Laboratories and Phase Forward payments will be made within thirty (30) days of invoice receipt.  If electronic payment exceeds or falls below actual costs, VIVUS will adjust based on the prior month’s payment reconciliation.  Investigator payment invoices will include the following detail:

•                  Clinical study number;

•                  PI or Site #;

•                  Patient ID;

•                  Amounts paid per visit;

•                  Total amount earned to date;

•                  Prior payments; and

•                  Current payment amount.

Institutional Review Board and Initial Essential Documents Packages

Medpace will select a central Institutional Review Board (IRB) and coordinate the initial submissions to the IRB.  VIVUS must approve the central IRB selected.  Medpace will be responsible for payments to the central IRB utilizing funds provided in the same manner as described above.

A study-specific, prototype informed consent form (ICF) will be designed by Medpace.  The ICFs will be reviewed and approved by VIVUS.  Medpace will distribute the ICFs to the Central IRB.  Medpace will be responsible for negotiating changes to the informed consents with the central IRB.

Deviations from the VIVUS template must be brought to the attention of the VIVUS Clinical Leader who will facilitate VIVUS legal review and approval, if required.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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All components of the Initial Essential Documents Package will be collected, tracked, and maintained by Medpace according to Medpace SOPs.  The Medpace Study Start-up team will review all documents, negotiate any changes with study site personnel, and correct any errors.  The Initial Essential Document Package includes the following:

•                  Signed protocol signature pages;

•                  Financial disclosure questionnaires (FDQs) (template to be provided by VIVUS, Medpace to collect the forms);

•                  Clinical study agreement (includes study budget);

•                  FDA Form 1572;

•                  Laboratory certifications and reference values;

•                  Curricula vitae for all Investigators;

•                  IRB approval of the protocol (and any amendments), the informed consent and sponsor approved advertisements; and

•                  Qualification of IRB members.

The FDQs shall apply throughout the entire term of the study and for one year following last patient last visit (LPLV).  If there is any change in the accuracy of a particular site’s FDQ during that time period, that site will be responsible for notifying Medpace of the change.  Medpace will send a fax to all sites once the study has ended reminding them of their responsibilities (one of which includes notifying Medpace of any FDQ changes).  If a site notifies Medpace of a change in staff from LPLV to one year after LPLV, Medpace will collect an updated FDQ and forward on to VIVUS.  Costs associated with this task are included in the budget.

Site Initiation Visits

Site initiation visits will be conducted by the Medpace CRAs consistent with Medpace SOPs.  The site initiation visits will either take place in conjunction with an OB-302/303 routine-closeout monitoring visit or via phone.  The budget reflects initiation visits will not require travel time.  A site initiation visit report will be completed and forwarded to VIVUS within 10 business days of the visit.  These visits will include, but are not limited to, the following tasks:

•                  Train site and applicable study personnel on the protocol and study procedures;

•                  Ensure the site has received all study supplies required for the conduct of the study, including study medication and access to eCRFs;

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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•                  Provide and review the Trial Master File binder.  Medpace CRAs will provide instruction to the site personnel on the organization and maintenance of the documents in the binder;

•                  Review study medication accountability procedures;

•                  Provide eCRF completion instructions; and

•                  Explain the serious adverse event (SAE) reporting procedures.

CLINICAL OPERATIONS

Monitoring Data Review Guidelines

The Medpace Lead CRA in collaboration with the project team members will develop a project-specific Monitoring Plan for the study.  This plan will include detailed interpretations of study expectations for the CRAs assigned to the study.  Issues are discussed and updated on an ongoing basis throughout the project.  Medpace will request that VIVUS approve the initial document and then re-approve the document on a quarterly basis.

Routine Clinical Monitoring Visits

Medpace will conduct routine monitoring visits at each site consistent with Medpace SOPs.  The frequency of the visits will be determined by the site’s activity, but will be conducted on average every eight weeks. All travel arrangements must be made no less than fourteen (14) days prior to the scheduled date of travel/site visit.  Arrangements made less than fourteen (14) days in advance will require the prior written approval of VIVUS.  Failure to gain said approval may result in VIVUS’ refusal to reimburse for those travel expenses.  Visits at the beginning and end of the study may be more frequent based on the needs of the study, including, but not limited to quality data and study close-out activities.  The CRA will perform 100% source documentation.  In addition, data queries will be resolved during the visits, eCRF changes will be verified, and supporting documentation for SAEs will be obtained.  The Medpace CRA will verify all laboratory samples have been obtained according to guidelines and the results are available in the patient’s source documents.  A monitoring visit report will be forwarded to VIVUS within 10 business days of the visit.  VIVUS will be notified of any significant issues by phone within one business day.

The following tasks will also be performed:

•                  Train any new site personnel and review study issues with applicable site personnel;

•                  Ensure the site has sufficient study supplies (including study medication);

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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•                  Ensure the site is entering eligible patients into the study in a timely manner, and notify the Medpace CTM immediately of any problems;

•                  Detect any significant compliance or other issues and notify the Medpace CTM by phone, within one business day of the monitoring visit;

•                  Confirm the Trial Master File is complete and current, and the site is complying with applicable regulations and the protocol.  VIVUS will be notified immediately of any significant deviations;

•                  Ensure the site is completing eCRFs in a timely manner;

•                  Ensure all completed eCRFs are reviewed, verified, corrected, and transmitted to Medpace;

•                  Review eCRFs for accuracy and protocol adherence;

•                  Verify study medication dispensing, compliance, and accountability for each patient; and

•                  Ensure the Investigator reported all SAEs to Sentrx and the applicable IRB.

Medpace will provide a follow-up letter to the study site after each visit.  The letter will include, but will not be limited to, the following:

•                  Important findings during the visit;

•                  Recommendations of corrective actions to be taken by the site; and

•                  Follow-up information regarding questions asked during the visit.

The Monitoring Visit Reports with all attachments including follow-up letters, will be available for view through the Medpace web based Clintrak® Study Management system within 10 days of the monitoring visit.

In-house Clinical Monitoring Activities

Investigators will be contacted on a regular basis to ensure progress at the study site.  The CRA will take the opportunity to answer protocol-related questions, discuss eCRF completion issues, obtain information regarding AEs, provide guidance on patient retention, and ensure completion of the study in a timely manner and in accordance with the protocol.

Telephone contacts will be entered in the Medpace ClinTrak Study Management system.  Contacts requiring urgent attention will be relayed to VIVUS immediately and will be resolved in collaboration with the Medpace CTM and the VIVUS Study Manager.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

8

Withdrawals Due to Adverse Events

Withdrawals due to AEs will be tracked and reconciled with the eCRF database on an ongoing basis by Medpace.  The CRA will be responsible for reporting withdrawals due to AEs to VIVUS using the monitoring visit report.

Medpace safety will write narratives for all withdrawals due to AEs, for use in the clinical trial study report.  In not knowing the potential number of withdrawals due to AEs, the budget reflects an assumption of 100 narratives as well as a unitized cost which will allow reconciliation at the end of the study.

Status Reporting

The Medpace CTM will serve as the central channel for communication between Medpace and VIVUS.  The OB-305 CTM will work in conjunction with the clinical monitoring group to track study progress and report to VIVUS on a weekly basis.  In addition, the OB-305 CTM will be responsible for overall management of site information, overseeing the status of Investigator contracts, direct supervision of CRAs, tracking of patient status information, and distribution of study supplies.  The Medpace OB-305 CTM will be the primary contact for the sites to address protocol interpretations and inclusion/exclusion criteria.  All protocol-related issues will be recorded in an ongoing document to ensure consistency.  The CTM is available 24 hours a day, 7 days a week via the Medpace Project Helpline.

Medpace will maintain the same communication platform established for the OB-302 and OB-303 studies.  Utilization of IVRS will also allow the project team to review patient status on a real time basis.

The Medpace CTM will collaborate with the Medpace Medical Expert and the VIVUS Study Manager to address any questions that may arise.  The ClinTrak Study Management databases will serve as the primary source of project status information and will allow the Medpace CTM to report on any aspect of the study.  The databases are updated on a real-time basis, providing accurate and up-to-date information.

Elements of ClinTrak include:

•                  Phone contacts;

•                  Monitoring visit reports;

•                  Patient status including details on withdrawals during the treatment phase;

•                  Study supplies; and

•                  Protocol deviations.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

9

Medpace will provide weekly status reports via a secure project website, to include the following status by site:

•                  Number of patients randomized;

•                  Number of patients dropped with drop rates; and

•                  Number of patients completed.

In addition, monthly reports will be provided, to include the following:

•                  Monitoring visits scheduled; and

•                  Monitoring visits completed.

Data Management status reports will be provided monthly via a secure website.  These reports will include the following:

•                  Cumulative and interval eCRF status by site (including number of eCRFs transmitted and cleaned);

•                  Cumulative and interval patient status by site (including number of patients ongoing, completed, and early terminations) based on eCRF data in-house; and

•                  Cumulative and interval query status by site (including number of queries issued and days outstanding).

Project Website

Medpace will develop a secure OB-305 website that will be available to all project team members and site personnel.  The website will include information and tools relevant to the study, such as status reports, meeting agendas and minutes, newsletters, monitor visit status, and the project timeline.  Access is controlled by the type of user.  Access to the tabs (sections) on the websites are controlled by the user type so that sites can have access to the section specifically designed for site access.  Medpace can set up an automatic notification process of updates to the user email accounts.  Clinical sites will have access only to parts of the website that pertain to their function.  They will have the ability to receive study information and download study-related forms.

Team Meetings

VIVUS and Medpace

Medpace assumes that one face-to-face meeting, other than the Investigators’ meeting, will take place for the OB-305 study at VIVUS.

Unique OB-305 teleconferences will be held every other week once OB-303 teleconferences have ended (budget only reflects unique OB-305 calls as initial OB-305 calls will overlap with OB-303 calls).  It is also important to note that the OB-305 teleconferences will occur weekly for the final 6 weeks of the project.  The teleconferences

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

10

will be held to discuss study progress and review project documents (as necessary).  The Medpace Project Coordinators will be responsible for preparing and distributing agendas and minutes for each meeting/teleconference.

Additional meetings/teleconferences will be scheduled throughout the project, as needed.

Internal Meetings

Medpace will develop a project-specific internal project development/training program for all project team members.  Included in this program will be the following:

•                  Protocol/eCRF review meeting;

•                  Medical in-services;

•                  Periodic Monitoring Plan meetings; and

•                  Periodic project meetings.

Newsletter

Medpace will prepare a unique 2-4 page full color site newsletter every other month for OB-305 as an additional avenue of communication and training for all site personnel.  VIVUS will provide input and approval of the newsletter prior to distribution.  Medpace will be responsible for printing and distributing two copies of each newsletter to each site.

Closeout Visits

Medpace will conduct closeout visits at each site consistent with Medpace SOPs after all patients have completed or discontinued from the study at the respective site.  This visit may be performed as part of a final routine site monitoring visit.  Site closeout visit reports will be forwarded to VIVUS within 10 business days of the visit.  The following tasks will be performed:

•                  Resolve outstanding data queries;

•                  Ensure all study medication supplies are accounted for and that medication records and unused supplies are returned to VIVUS;

•                  Ensure the Investigator’s copies of data and source documents are properly stored;

•                  Ensure the Trial Master File is complete, correct, and properly stored;

•                  Ensure the Investigator is aware of record retention requirements and other obligations, and a final site status report is sent to the IRB and VIVUS; and

•                  Instruct the site to update the FDQs for one year after the study is completed.

Site Audits

Site audit visits will be conducted, as deemed necessary, by VIVUS.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

11

Medpace will respond to any audit findings and ensure the proper actions are taken to resolve outstanding issues.

REGULATORY AFFAIRS AND SAFETY REPORTING

Serious Adverse Events

All SAEs will be reported immediately, within 24 hours of discovery or notification of the event, by the clinical study site to VIVUS, or its designee, according to SOPs specified by VIVUS.

VIVUS will be responsible for submitting all immediately reportable SAEs (serious, causally related and unexpected) to the Food and Drug Administration (FDA) in accordance with the current regulations.

If a SAE has occurred at a site, the Medpace CRA will always 100% source document verify the event during the monitoring visit to ensure it has been recorded, documented, and reported appropriately and accurately.  In addition, data queries will be resolved during the visits, CRF changes will be verified, and supporting documentation for SAEs will be obtained.

Medpace will provide VIVUS listings of non-serious adverse events from all sites to support filing of the Annual Safety Reports.  Medpace will reconcile SAE listings with the AE database.

DATA MANAGEMENT

Data Management activities performed by Medpace will include eCRF tracking, preparation of a data management documents, eCRF review, coding of adverse events/concomitant medications/medical histories, data cleaning/editing, querying, query tracking, final database quality review, and delivery of the final SAS® database.  The data cleaning process will be performed on an ongoing basis following Medpace Data Management SOPs.  Six data transfers (SAS transport files) will be performed: a test transfer prior to FPFV, four transfers related to Data Monitoring Committee (DMC) meetings, and a final transfer.  A unit price for additional data transfers has been provided in the budget.

Database Development and Data Management Documents

Medpace will design and validate the data entry systems prior to entry of data.  Data Management Documents will be prepared for the study using the OB-302 and OB-303 templates, and will include the following:

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

12

•                  Database specifications, based on VIVUS specifications;

•                  Guidelines for the tracking of eCRFs and data queries;

•                  Data Management Guidelines, which will include guidelines for reviewing the data, and description of the database edit check specifications to be performed for data cleaning; and

•                  Description of the database quality control (QC) plan.

The documents will be reviewed and approved by VIVUS.

Data from the Central Laboratory

Medpace will arrange periodic data transfers from MRL.  Medpace will track and reconcile discrepancies between the MRL demographic data and the eCRF database, which are generated during the data cleanup process throughout each project.

Data Entry and Data Querying

Data is entered by site personnel that have been trained on the eCRF system.  Data will be reviewed according to Medpace Data Management Guidelines and edits.  A data query will be generated electronically within the eCRF system.  The resolutions/corrections are made by site personnel by changing the data.  All changes are recorded in an audit trail.  All answered queries are verified/closed by Medpace Data Management.  All resolutions/corrections will be performed consistent with Medpace SOPs.  The Data Coordinators will work directly with the site personnel in resolving queries.

Coding

Medpace will be responsible for coding adverse events, medical histories, and concomitant medications.

•                  MedDRA will be used to code adverse events and medical histories.  Adverse events and medical histories will be coded to the lowest level term, preferred term, and system organ class.

•                  WHODrug will be used to code concomitant medications.  Concomitant medications will be coded to the generic name and anatomic therapeutic class 3.  It is assumed by Medpace that VIVUS holds a valid agreement with the Uppsala Monitoring Centre (UMC) for the WHODrug dictionary.

All coding will be done on a single version of each coding system (versions to be agreed upon by VIVUS).  Medpace will provide the coding dictionaries.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

13

STATISTICAL ANALYSIS

Programming activities will begin after finalization of the DAP. All analysis programming will be performed using SAS® version 9.1.3 or higher.

Medpace will perform full testing and validation of all analysis programs following Medpace SOPs. Validation protocols will be written to describe the processes to be followed to test and validate the analysis programs. In general, validation will be accomplished using two independent Statistical Analysts programming each analysis. A Quality Control Reviewer will review all output and will document all issues on a validation report. The report will be returned to the Statistical Analysts to address any issues discovered during validation. This process will be repeated until all issues are resolved.

All programs will be fully validated prior to database lock and will be re-tested after database lock. All output will be available electronically in Microsoft Word and in hard copy.

[***]

Results Review Meeting

One Results Review meeting will be held one week after delivery of the analysis results. This meeting will include representatives from Medpace and VIVUS.  The purpose of this meeting is to review and interpret the analysis results, and to provide guidance to the medical writing team in preparing the final study report.

MEDICAL WRITING

The Medpace Medical Writing team works in collaboration with the Medpace Medical Expert to provide a clinical study report according to FDA/ICH guidelines.  The preparation of the Integrated Clinical/Statistical Study Report involves three stages of development: (1) the Study Report Shell (SRS), (2) the Pre-Final Study Report (PFSR), and (3) the Final Study Report (FSR).

The SRS is prepared after sign-off of the Final DAP.  The SRS is created using a template and/or style guide provided by VIVUS, or by utilizing the Medpace standard report template, which adheres to the ICH guideline, “Structure and Content of Clinical Study Reports,” and follows the American Medical Association Manual of Style.  The SRS incorporates information from the protocol, amendments, and eCRFs into sections of the

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

14

report, including but not limited to the study design, study population, treatments administered, and the evaluation schedule.  The statistical methods and results sections encompass information derived from the Final DAP.  The results sections include mock-up in-text tables and text.  The SRS undergoes a complete team review, which includes the Medical Monitor, Statistician, CTM, Data Manager, and other team members, if applicable.  After the Medical Writer incorporates all team changes into the SRS, the SRS undergoes Medpace’s comprehensive document QC process.  Once all changes from the document QC process are implemented into the SRS, the SRS is forwarded to the VIVUS for review.

Preparation of the PFSR occurs after receipt and implementation of VIVUS comments on the SRS, declaration of a clean database, and completion of Pre-Final Analyses.  If necessary, a results review meeting is conducted with key members of the Medpace and VIVUS project team as the Medical Writer begins preparing the PFSR.  The PFSR is a complete version of the report without the appendices.  The PFSR undergoes a complete team review, which includes the Medical Monitor, Statistician, CTM, Data Manager, and other team members, if applicable.  After the Medical Writer incorporates all team changes into the PFSR, the PFSR undergoes Medpace’s comprehensive document QC process.  Once all changes from the document QC process are implemented into the PFSR, the PFSR is forwarded to VIVUS for review.

The FSR is prepared once VIVUS’ comments on the PFSR are returned and all requested changes are agreed upon (including the acceptance of final text for all complicated or sensitive sections, which may require sending non-QC’d drafts of the report to VIVUS), and the Final Analyses are completed.  The FSR is a complete version of the report including paginated appendices and/or supplements.  The FSR undergoes a complete internal QC review and is forwarded to VIVUS for sign-off.  The signed cover sheet is returned by VIVUS to verify their acceptance of the FSR.

STUDY CLOSEOUT

At the conclusion of each study, once all deliverables have been met, Medpace will return the original study files to VIVUS.  These will include:

•                  General project administration files (this file includes items such as: Outside Vendor Correspondence, Multiple Site Correspondence (e.g. faxes to all sites), Central IRB Correspondence, Project Specific SOPs and Procedures, Monitoring Plan, Trial Master File, Project Timelines, Newsletters, and Meeting Minutes)

•                  Site files (this file includes site items such as: Essential Documents, Budget, Site Correspondence, Monitoring Visit Reports, Drug shipment documents, Study Supply forms, and Protocol Deviations);

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

15

•                  Final statistical tables and listings with results;

•                  Data management documentation (this file includes items such as: Database Definition Document, Final eCRFs, External Database Import Specs., Data Management Plan, Coding Reports, Analysis Plan, and Randomization Code); and

•                  Final clinical study report.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

16

Assumptions

OB-305	Description
Number of Investigators	[***]
Number of Randomized Patients	[***]
Duration of Enrollment Period	[***]
Duration of Treatment Period	[***]
Number of Investigators’ Meetings	[***]
Number of Kickoff Meetings	[***]
Number of Sponsor Meetings (at VIVUS)	[***]
Number of Conference Calls	[***]
Frequency of Conference Calls	[***]
Number of Clinical Monitors	[***]
Number of Pre-study Visits	[***]
Number of Initiation Visits/Teleconferences	[***]
Number of Routine Monitoring Visits	[***]
Number of Closeout Visits	[***]
Monitoring Frequency	[***]
Number of Newsletters per Site (bi-monthly)	[***]
Estimated Number of eCRFs per Completed Patient	[***]
Estimated Number of Unique eCRFs per Completed Patient	[***]
Total Number of eCRFs	[***]
Estimated Number of AE Codes Per Patient	[***]
Estimated Number of Medical History Codes Per Patient	[***]
Estimated Number of Concomitant Medications Codes Per Patient	[***]
Estimated Number of Queries Per Patient	[***]
External Data Sources	[***]

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

17

Data Transfers from Medpace to VIVUS	[***]
Number of Raw Listings	[***]
Number of Unique TFs	[***]
Number of Version TFs	[***]

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

18

Task Order #06
Appendix 3–Project Schedule
VIVUS, Inc.
OB-305

Milestones

OB-305	Date
Medpace Begins Work	[***]
Protocol Finalized	[***]
First Patient First Visit	[***]
Last Patient First Visit	[***]
Last Patient Last Visit	[***]
Final Database Lock	[***]
Final TFLs Available	[***]
Delivery of Final Clinical Study Report	[***]

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

Task Order #06
Appendix 4–Budget
VIVUS, Inc.
OB-305

Appendix 4

Medpace Fee Estimate

[***]

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

2

Task Order #06
Appendix 5–Payment Schedule
VIVUS, Inc.
OB-305

Payment Schedule

As set forth in this Agreement, professional service fees totalling $[***] will be paid by VIVUS for professional services rendered by Medpace according to the following schedule:

[***]

Pass-through expenses will be billed to VIVUS on a monthly basis as incurred.  Medpace will make payments to the clinical sites according to the VIVUS-approved schedule.  All funds Medpace requires for payments to sites, Phase Forward and any other third-party vendors will be made electronically to Medpace within seven days of invoice receipt.  If electronic payment exceeds or falls below actual costs, VIVUS will adjust based on the prior month’s payment reconciliation.  Investigator payment invoices will include the following detail:

•                  Clinical study number;

•                  PI or Site #;

•                  Patient ID;

•                  Amounts paid per visit;

•                  Total amount earned to date;

•                  Prior payments; and

•                  Current payment amount

The first Wire-Transfer payment will be invoiced prior to any site becoming active to ensure funds are available for site payments.  Medpace will pay sites immediately following receipt of Wire-Transfers.

Payment Information and General Conditions

[***].

Inflation

The fees stipulated in the fee estimate include inflation for the duration of the study as specified in this proposal.  Any significant shift in timelines will require a revision to the fees.

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

Appendix 6

Transfer of Obligations Form

CONFIDENTIAL

Directions:  Complete a form for each clinical study where Sponsor obligations have been transferred in accordance with 21 CFR Part 312, Subpart D (Responsibilities of Sponsors).  Forward the completed form to Sponsor’s Regulatory Affairs Department for submission to the applicable regulatory agencies.

Drug:	VI-0521	Study ID:	OB 305
Study Title:

A phase 3, double blind, placebo controlled multicenter extension study (from study OB-303) to determine the safety and efficacy of VI-0521 for the long-term treatment of obesity in adults with obesity-related co-morbid conditions.

CRO Name:	Medpace, Inc.
CRO Address:	[***]

OBLIGATIONS TRANSFERRED TO MEDPACE: ☒ THE APPROPRIATE BOX(ES).

☐ All obligations in 21 CFR 312, Subpart D (Responsibilities of Sponsors) have been transferred to Medpace.

☒ The following obligations have been transferred to Medpace:

Sec. 312.32:  IND Safety Reports

☒          Promptly review safety information.  *Sponsor will be notified within one (1) business day of discovery of significant new or serious adverse events or risks, or any unusual frequency of reactions with respect to the drug.

☐            Notify all participating investigators in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

☐            Notify the FDA in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

Sec. 312.53:  Selecting investigators and monitors

☒          (a) Select qualified investigators

☒          (b) Control investigational drug shipment

☒          (c) Obtain information from investigators

☒         (1) Signed Form FDA-1572

☒         (2) CV or other qualification statement

☒         (3) Clinical protocol outline

☒         (4) Financial disclosure information

☒          (d) Select qualified monitors

Sec. 312.54:  Emergency research

☐            (a) Monitor the progress of all studies involving an exception from informed consent.

☐            (b) Monitor such studies to identify when an IRB determines that it can’t approve the research.

Sec. 312.55:  Informing investigators

☒          (a) Provide sites with the current Inv. Brochure.

☒          (b) Inform investigators of new observations on the drug, particularly with respect to AEs and safe use.

Sec. 312.56:  Review of ongoing investigations

☐            (a) Monitor the progress of all IND studies.

☒          (b) Secure compliance from noncompliant investigators or discontinue drug shipments and end the investigator’s participation in the study.

☐            (c) Review and evaluate the safety and efficacy results as it is obtained from the investigator.

☒          (d) Discontinue use of the investigational drug if it is determined to present an unreasonable and significant risk to subjects, notify all IRBs and investigators, and assure the return or alternate disposition of the drug from the investigators.

Sec. 312.57:  Record keeping and record retention

☒          (a) Maintain adequate records showing investigational drug receipt, shipment, or other disposition.  *Master Drug Logs will include the name of the Investigator to whom the drug is shipped, the date, and the quantity and batch of each such shipment.

☒          (b) Maintain complete and accurate records showing any financial interests of the investigator subject to 21 CFR 54.

☒          (c) Retain the records and reports required by the regulations for 2 years after the marketing application is approved, or if not approved, until 2 years after investigational drug shipment is discontinued and FDA has been notified.

☐            (d) Retain reserve samples of any test article and reference standard identified and used in bioequivalence or bioavailability studies.

Sec. 312.58:  Inspection of sponsor’s records and reports

☒          (a) Permit FDA personnel to have access to and copy and verify any records and reports related to the clinical investigation.

☒          (b) Permit DEA personnel to have access to and copy records related to the shipment, delivery, receipt and disposition of any investigational controlled substance.  Assure adequate storage precautions are taken for investigational new drug substances listed in any schedule of the Controlled Substances Act.

Sec. 312.59:  Disposition of unused supply of investigational drug

☒          Assure the return (or alternate disposition) of all unused supplies of the investigational drug from each discontinued/terminated investigator; maintain written records of any disposition of the investigational drug.

Other

☐            Please describe any other applicable transfers below:

November 10, 2008

*** Certain information has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.